UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2007

SPACEDEV, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28947	84-1374613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13855 Stowe Drive, Poway, California	92064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 375-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 9, 2007, we issued a press release announcing our financial results for the three and nine months ended September 30, 2007. A copy of the press release is attached as Exhibit 99.2 to this report.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officer; Compensatory Arrangements of Certain Officers.

Resignation of a  Director.

On November 8, 2007, Dr. Wesley T. Huntress resigned as a member of our Board of Directors.  Dr. Huntress is retiring after a long and valued service.  Dr. Huntress has been a member of our board of directors since June 1999, and most recently was a member of our Audit Committee and Nominating and Corporate Governance Committee.

Election of New Directors.

On November 8, 2007, our Board of Directors appointed Scott Hubbard and Hans Steininger as directors, effective immediately.  Mr. Hubbard is a former NASA Ames Research Center Director and currently consulting professor in Stanford’s Department of Aeronautics and Astronautics.  Mr. Hubbard's 30 year career in space and aerospace includes 20 years with NASA. In addition to being a member of our Board of Directors, he has been selected to serve on our Audit, Nominating and Corporate Governance, and Government Security committees.  Mr. Steininger is Chief Executive Officer of MT Aerospace AG, a globally recognized space structures manufacturing company, and will serve as a non-independent director, due to his beneficial ownership in the OHB Technology AG and MT Aerospace AG investment in SpaceDev.  Mr. Hubbard was appointed to fill the vacancy left by the departure of Dr. Wesley T. Huntress and Mr. Steininger was appointed as part of the terms of our September 14, 2007 Stockholder Agreement with OHB Technology AG, and MT Aerospace AG.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2007, our board of directors passed a resolution amending Article VI, Section 6.1 of our Bylaws, effective immediately, allowing for the possibility that our Board could in the future act to require that all shares be uncertified, which was needed for any potential future listing on NASDAQ, the AMEX or the NYSE.  The previous Section 6.1 required that certificated shares be available.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits.

3.1	Amended and Restated Bylaws of SpaceDev, Inc., a Delaware Corporation
99.1	Board Member Press Release Dated November 8, 2007
99.2	Financial Earnings Press Release Dated November 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEDEV, INC.

Date:  November 9, 2007                                         By:           /s/ RICHARD B. SLANSKY
      Richard B. Slansky
      President & Chief Financial Officer